UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2021

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices) (Zip Code)
925-223-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Item 5.07.	Submission of Matters to a Vote of Security Holders
Following the Annual Meeting of the Stockholders of Natus Medical Incorporated (the “Company”) on June 16, 2021 (the “Annual Meeting”), Broadridge, the independent inspector of elections for the Annual Meeting, delivered its final vote tabulation on June 16, 2021 that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.
As of the close of business on April 19, 2021, the record date for the Annual Meeting, 34,095,000 shares of the Company's common stock (“Common Stock”), were outstanding and entitled to vote. 32,200,537 shares of Common Stock were voted by proxy at the Annual Meeting, representing 94.44% of the shares entitled to vote.
The final voting results for the Annual Meeting are as follows:

Proposal 1: Election of the following directors:

Nominee
	For	Against	Abstain	Broker Non-Votes
Ilan Daskal	29,450,181	901,864	64,741	1,783,751
Lisa Wipperman Heine	29,547,217	806,036	63,533	1,783,751
Jonathan A. Kennedy	29,775,660	581,133	59,993	1,783,751
Joshua H. Levine	28,762,323	1,590,022	64,441	1,783,751
Barbara R. Paul	29,664,510	692,613	59,663	1,783,751
Alice D. Schroeder	29,346,524	978,785	91,477	1,783,751
Thomas J. Sullivan	29,273,563	1,052,057	91,166	1,783,751

Proposal 2: Approval of 2021 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Votes
28,499,525	1,849,934	67,327	1,783,751

Proposal 3: Advisory vote to approve the Company’s Named Executive Officer compensation.
For	Against	Abstain	Broker Non-Votes
28,603,585	1,743,155	70,046	1,783,751

Proposal 4: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.
For	Against	Abstain	Broker Non-Votes
32,093,305	39,125	68,107	-
No other matters were considered or voted upon at the meeting.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: June 17, 2021	By:	/s/ B. Drew Davies
Executive Vice President and Chief Financial Officer